SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
Notes to Financial Statements
SUBSEQUENT EVENTS

Loans

During April 2018, the company drew an additional $300,000 on the ARC business loan.

During May 2018, the company entered into a sale leaseback arrangement with an unrelated party to acquire new equipment. The transaction was accounted for as a financing transaction resulting in a note payable of $1,000,000 being recorded with a maturity date of September, 2018.

Acquisitions

On April 21, 2018, McCoy acquired two permits and entered into a surface lease and a mineral sub-lease from unrelated entities. Consideration for the acquired permits was the assumption of reclamation bonds totaling $1,036,200 and vendor payables totaling $53,771. The transaction is accounted for as an asset purchase under ASU 2017-01. Management is still gathering the information needed to complete the allocation of the purchase price to the assets acquired and liabilities assumed.

On May 10, 2018, Knott County acquired a mining permit from an unrelated party. Consideration for the acquired permits was the assumption of reclamation bonds totaling $75,000 and the payment of $1.50 per ton royalty of coal sold. The transaction is accounted for as an asset purchase under ASU 2017-01. Management is still gathering the information needed to complete the allocation of the purchase price to the assets acquired and liabilities assumed.

On January 25, 2018, Quest entered into an equipment financing agreement with an unaffiliated entity, to purchase certain surface equipment for $346,660. The agreement calls for monthly payments until maturity of December 25, 2020.

During 2018, the company drew an additional $1,300,000 on the ARC business loan. (see note 3)

On March 29, 2018, Quest entered into an equipment financing agreement with an affiliated entity, to purchase certain surface mining equipment for $135,000. Payments of $75,000 and $60,000 are due on April 6, 2018 and April 13, 2018, respectively.